United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

STERLING BANCORP

(Exact name of registrant as specified in its charter)

New York	No. 1-5273-1	No. 13-256216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue New York, New York	10019-6108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 757-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

On April 4, 2013, Sterling Bancorp (“Sterling”) and Provident New York Bancorp (“Provident”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of April 3, 2013, by and among Sterling and Provident. A copy of the joint press release is attached hereto as Exhibit 99.1. In addition Sterling and Provident intend to provide supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the slides that will be made available in connection with the presentations is attached hereto as Exhibit 99.2.

Forward-Looking Statements

The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Sterling’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Provident’s and Sterling’s reports filed with the Securities and Exchange Commission and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Sterling and Provident shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Sterling and Provident businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information for Stockholders

In connection with the proposed merger, Provident will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Sterling and Provident and a prospectus of Provident, as well as other relevant documents concerning the proposed transaction.  Sterling will mail the joint proxy statement/prospectus to its stockholders.  SHAREHOLDERS OF STERLING AND PROVIDENT ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about Sterling and Provident at the SEC’s website at www.sec.gov.  The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at Sterling’s website at www.snb.com under the tab “Investor Relations,” and then under the heading “SEC Filings,” or at Provident’s website at www.providentbanking.com under the tab “Investor Relations,” and then under the heading “SEC Filings.”

Sterling, Provident and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Sterling and Provident’s shareholders in connection with the proposed merger.  Information about the directors and executive officers of Sterling and their ownership of Sterling common stock is set forth in the proxy statement for Sterling’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 3, 2012.  Information about the directors and executive officers of Provident and their ownership of Provident common stock is set forth in the proxy statement for Provident’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on January 10, 2013.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits.

Exhibit 99.1	Joint Press Release of Sterling Bancorp and Provident New York Bancorp, dated April 4, 2013

Exhibit 99.2	Investor Presentation, April 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP

Date: April 4, 2013

	By:	/s/ John W. Tietjen
Name: John W. Tietjen
Title: Executive Vice President & CFO

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Joint Press Release of Sterling Bancorp and Provident New York Bancorp, dated April 4, 2012
Exhibit 99.2	Investor Presentation, April 4, 2013